SEGALL BRYANT & HAMILL TRUST

Supplement dated January 27, 2020 to the

Prospectus and Statement of Additional Information,

and the Summary Prospectus for the

Segall Bryant & Hamill Small Cap Value Dividend Fund

Segall Bryant & Hamill Mid Cap Value Dividend Fund

Segall Bryant & Hamill Global Large Cap Fund

Segall Bryant & Hamill Workplace Equality Fund

each dated May 1, 2019, as supplemented

Effective May 1, 2020, Ms. Lisa Z. Ramirez, portfolio manager to the Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill Global Large Cap Fund, and Segall Bryant & Hamill Workplace Equality Fund (collectively the “Funds”) will step down as a portfolio manager to the Funds. Except as noted above, the teams managing each Fund will remain the same. Each Fund’s investment philosophy and process will also be unchanged.

Please retain this supplement with your Prospectus and
Statement of Additional Information.